Exhibit 99.2

3rd QUARTER FISCAL 2022 Earnings Conference Call Heyward Donigan Chief Executive Officer Jim Peters Chief Operating Officer Matt Schroeder Chief Financial Officer 12/21/2021

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2022 ; the continued impact of the global coronavirus (COVID - 19 ) pandemic on the Company’s business ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the prolonged impact of the COVID - 19 global pandemic, and the emerging new variants, including government actions and restrictive measures implemented in response, and other impacts to the business, or on the Company’s ability to execute business continuity plans, as a result of the COVID - 19 pandemic ; the impact of COVID - 19 on the Company’s workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of the Company’s customers, suppliers and business partners ; the Company’s ability to successfully implement the Company’s store closure program and other strategies ; the impact of the Company’s high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and the Company’s ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements ; outcome of pending or new litigation including related to Opioids, “usual and customary” pricing or other matters ; the Company’s ability to monetize the CMS receivable created in the Company’s Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), as well as other factors that impact the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; the Company’s ability to manage expenses and its investments in working capital ; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs ; the Company’s ability to achieve cost savings and other benefits of its organizational restructuring within its anticipated timeframe, if at all ; the outcome of the Company’s continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures ; and the Company’s ability to partner and have relationships with health plans and health systems . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of the Company’s most recent Annual Report on Form 10 - K and in other documents that it files or furnishes with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect the Company’s results and operations, including its ability to achieve its outlook for fiscal 2022 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to , federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID - 19 and emerging new variants, and how quickly and to what extent normal economic and operating conditions can resume . As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise . 2

Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs, and the loss on Bartell acquisition . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, severance, restructuring - related costs, costs related to facility closures, gain or loss on sale of assets, and the loss on Bartell acquisition) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . 3

4 4 Q3 FY2022 FINANCIAL REVIEW

Q3 FY2022 at a Glance • 1.8% Increase in total revenues • $155M Adjusted EBITDA* • 12.7 % Growth in Adjusted EBITDA* • 7.9% Increase in number of prescriptions filled (adjusted to 30 day equivalents) • Increased Adjusted EBITDA Guidance to $500M – $520M 5 *Adjusted EBITDA reconciliation located in the Appendix

Key Third Quarter FY2022 Highlights Retail Pharmacy: • 7.9 % total growth in retail revenues • Same store sales increased 4.4% • Acute prescription count increased 3.9%, excluding benefit from COVID - 19, flu and other ancillary vaccinations • Maintenance prescription count increased 1.7% on a same store basis • Converted nearly 300K new customers, which resulted in filling 800K new prescriptions through COVID - 19 vaccine program • Announced store closure plan to reduce costs and improve profitability Elixir: • Announced rebate aggregation agreement with Prime Therapeutics • Specialty revenue up 6.1% • Filled 18% of scripts at a Rite Aid pharmacy 6

Continued Progress On Our Key Strategic Pillars • Converted 300K new customers from our COVID vaccine administration who are now filling 800K new prescriptions at Rite Aid • Administered 278K ancillary vaccines up 43% from last quarter • Increasing adherence through first fill, courtesy refill, 90 - day conversion and compliance packaging programs • Untethered Rite Care from pharmacy work station so our pharmacists can engage with customers anywhere in the store • 7% improvement in inventory turns • Digital revenue grew 75% versus last year • 253% growth in marketplace and delivery business • Express delivery transactions grew nearly 900% with Uber Eats and Postmates expansion • Completed national rollout of BOPS (Buy Online/Pick up at Store) in October 7 Establishing Elixir as a clearly differentiated market leader Unlocking the value of our pharmacists Renewing our retail and digital experience • 10 new customer wins in recent weeks and finalist rate up 20% over last year • Announced Prime Therapeutics as national rebate aggregation partner • Received 80% more RFPs in last few months than all of last year • Institutionalizing Lean efforts as we continue to focus on expense management • Formalized “Go - To - Market” strategy for market segments where we have a right to win

8 COVID - 19 Update • Approximately 4M COVID - 19 vaccines administered in t hird quarter • Administered 11.6M vaccinations total since program inception • Conducted over 1.1M COVID tests in third quarter • Administered 4.5M COVID tests total since program inception Rite Aid continues to play leading roll in the nation’s COVID - 19 response

FY 2022 Guidance at a Glance 9 • $24.4B – $24.7B Total revenues • ($ 230M ) – ($ 189M ) Net loss • $500M – $520M Adjusted EBITDA • ($0.49) – ($0.04) Diluted adjusted net loss per share • ~ $ 275M Capital expenditures

10 10 APPENDIX

11 Q3 Fiscal 2022 Summary ($ in millions, except per share amounts) 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28 , 2020 Revenues $ 6,228.9 $ 6,117.0 Net (loss) income per Diluted Share $ (0.67) $ 0.08 Adjusted net income per Diluted Share $ 0 .15 $ 0 .40 Adjusted EBITDA $ 154.8 2.49% $ 137.4 2.25% Note: Data on this slide and throughout the presentation is on a continuing operations basis . Net (loss) income $ (36.1) $ 4.3

12 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28, 2020 Net ( loss) income $ (36,058) $ 4,324 Adjustments: • Interest expense 47,794 50,835 • Income tax (benefit) expense (1,175) 437 • Depreciation and amortization 72,973 83,336 • LIFO charge ( credit) 8,886 (9,487) • Facility exit and impairment charges 47,455 7,453 • Merger and Acquisition - related costs 3,642 1,136 • Stock - based compensation expense 217 2,867 • Restructuring - related costs 9,657 12,175 • Inventory write - downs related to store closings 86 704 • Litigation settlements 2,000 - • Gain on sale of assets, net (5,899) (16,305) • Loss on Bartell acquisition 5,346 - • Other (131) (70) Adjusted EBITDA $ 154,793 $ 137,405 Percent of revenues 2.49% 2.25% Q3 - Fiscal 2022 Reconciliation of Net (Loss) Income to Adjusted EBITDA ($ in thousands)

13 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28, 2020 Net (loss) income $ (36,058) $ 4 ,324 Add back - Income tax (benefit) expense (1,175) 437 (Loss) income before income taxes $ (37,233) $ 4,761 Adjustments: Amortization expense 18,780 21,236 LIFO charge (credit) 8,886 (9,487) Merger and Acquisition - related costs 3,642 1,136 Restructuring - related costs 9,657 12,175 Loss on Bartell acquisition 5,346 - Litigation settlements 2,000 - . Adjusted income before income taxes $ 11 ,078 $ 29,821 Adjusted income tax expense 2,914 8,243 Adjusted net income $ 8,164 $ 21,578 Net (loss) income per diluted share $ (0.67) $ 0.08 Adjusted net income per diluted share $ 0.15 $ 0.40 Q3 - Fiscal 2022 Reconciliation of Net (Loss) Income to Adjusted Net Income ($ in thousands, except per share amounts)

14 Revenues $ 4,432.5 $ 4,109.6 Adjusted EBITDA Gross Profit (1) $ 1,244.6 28.08% $ 1,072.5 26.10% Adjusted EBITDA SG&A (1) $ 1,118 .7 25.24% $ 984.0 23.94% Adjusted EBITDA $ 125.9 2.84% $ 88.6 2.15% Q3 - Fiscal 2022 Summary – Retail Pharmacy Segment ($ in millions) (1) Refer to slides 15 and 16 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28, 2020

15 Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment ($ in millions) 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28, 2020 Revenues $ 4,432.5 $ 4,109.6 Gross Profit 1,233.2 1,079.7 Addback: LIFO charge (credit) 8.9 (9.5) Depreciation and amortization (COGS portion only) 2.5 1.9 Other 0.0 0.4 Adjusted EBITDA Gross Profit $ 1,244.6 $ 1,072.5 Adjusted EBITDA Gross Profit as a percent of revenues 28.08% 26.10%

16 Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment ($ in millions) 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28 , 2020 Revenues $ 4,432.5 $ 4,109.6 Selling, general and administrative expenses 1,186.0 1,067.0 Less: Depreciation and amortization (SG&A portion only) 58.1 67.6 Stock - based compensation expense (0.2) 2.4 Merger and Acquisition - related costs 3.6 1.1 Restructuring - related costs 3 .7 11.6 Litigation settlements 2.0 - Other 0.1 0.3 Adjusted EBITDA SG&A $ 1,118.7 $ 984.0 Adjusted EBITDA SG&A as a percent of revenues 25.24% 23.94%

Revenues $ 1,858.8 $ 2,084.4 Cost of Revenues 1,757.7 1,961.0 Gross Profit 101 .1 123.4 Selling, General and Administrative Expenses (90.9) (89.3) Loss on sale of assets, net (2.0) (19.2) Addback: Depreciation and Amortization 12.4 13.7 Loss on sale of assets, net 2.0 19.2 Restructuring - related costs 5.9 0.6 Other 0.4 0.4 Adjusted EBITDA - Pharmacy Services Segment $ 28.9 $ 48.8 13 Weeks Ended November 27, 2021 13 Weeks Ended November 28, 2020 17 Pharmacy Services Segment Results ($ in millions)

18 Comparable Store Sales Growth 3.1% - 0.9% 11.2% 7.1% 7.9% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 SCRIPT COUNT (1) Q 3 2021 Q4 2021 Q1 2022 6.1% 2.0% 8.2% 5.0% 5.9% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 RX SALES - 0.7% - 5.6% - 12% - 2.8% 0.4% 0.3% - 5.0% - 11.5% - 2.4% 1.0% Q2 2022 FY2021 FY2022 Excluding cigarette and tobacco products (1) Script count growth shown on a 30 - day equivalent basis. FRONT END SALES Q3 2022

Capitalization Table 19 ($ in thousands) November 27, 2021 February 27, 2021 Secured Debt: Senior secured revolving credit facility due December 2023 -$ 835,897$ FILO Term Loan due December 2023 - 447,770 Senior secured revolving credit facility due August 2026 1,126,516 - FILO Term Loan due August 2026 347,524 - 1,474,040 1,283,667 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 592,663 591,124 8.0% senior secured notes due November 2026 834,751 832,441 1,427,414 1,423,565 Guaranteed Unsecured Debt: 6.125% senior notes due April 2023 - 90,360 - 90,360 Unguaranteed Unsecured Debt: 7.7% notes due February 2027 236,710 236,610 6.875% fixed-rate senior notes due December 2028 28,896 28,885 265,606 265,495 Lease financing obligations 21,389 23,120 Total debt 3,188,449 3,086,207 Current maturities of long-term debt and lease financing obligations (6,119) (6,409) Long-term debt and lease financing obligations, less current maturities 3,182,330$ 3,079,798$ Total debt, gross 3,237,694$ 3,130,233$ Less: Unamortized debt issuance costs (49,245) (44,026) Total Debt per balance sheet: 3,188,449$ 3,086,207$

20 Leverage Ratio ($ in thousands) Total Debt: $ 3,188,449 Less: Cash and cash equivalents (155,289) Net Debt $ 3,033,160 LTM Adjusted EBITDA: Retail Pharmacy Segment 296,231 Pharmacy Services Segment 144,864 LTM Adjusted EBITDA $ 441,095 Leverage Ratio 6.88 November 27, 2021

21 FY 2022 Guidance ($ in thousands) Total Revenues $ 24,400,000 $ 24,700,000 Pharmacy Services Segment Revenues $ 7,100,000 $ 7,200,000 Gross Capital Expenditures $ 275,000 $ 275,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (229,500) $ (188,500) Adjustments: Interest expense 195,000 195,000 Income tax expense 3,000 - Depreciation and amortization 302,000 302,000 LIFO charge 5,000 - Facility exit and impairment charges 105,000 95,000 Loss on debt modifications and retirements, net 3,200 3,200 Merger and Acquisition - related costs 13,000 13,000 Restructuring - related costs 35,000 35,000 Litigation settlements 50,000 50,000 Gain on sale of assets, net (7,000) (10,000) Loss on Bartell acquisition 5,300 5,300 Other 20,000 20,000 Adjusted EBITDA $ 500,000 $ 520,000 Guidance Range Low High

22 FY 2022 Guidance (cont.) ($ in thousands) Guidance Range Low High Net loss $ (229,500) $ (188,500) Add back - income tax expense 3,000 - Loss before income taxes (226,500) (188,500) Adjustments: Amortization expense 79,000 79,000 LIFO charge 5,000 - Loss on debt modifications and retirements, net 3,200 3,200 Merger and Acquisition - related costs 13,000 13,000 Restructuring - related costs 35,000 35,000 Loss on Bartell acquisition 5,300 5,300 Litigation settlements 50,000 50,000 Adjusted loss before adjusted income taxes (36,000) (3,000) Adjusted income tax benefit (9,500) (800) Adjusted net loss $ (26,500) $ (2,200) Diluted adjusted net loss per share $ (0.49) $ (0.04)